SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   ----------

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                   ----------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                        FIRST TRUST OF NEW YORK, NATIONAL
                      ASSOCIATION (Exact name of trustee as
                            specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)


         100 Wall Street, New York, NY                               10005
  (Address of principal executive offices)                         (Zip Code)

                                   ----------

                            FOR INFORMATION, CONTACT:
                           Dennis Calabrese, President
                  First Trust of New York, National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2506

                                   ----------

                             TEL-SAVE HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

             Delaware                                            23-2827736
  (State or other jurisdiction of                            (I. R. S. Employer
  incorporation or organization)                             Identification No.)

  6805 Route 202                                                   18938
  New Hope, PA
  (Address of principal executive offices)                        (Zip Code)

                                   ----------

                 4 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2002

Item 1.           GENERAL INFORMATION.

     Furnish the following information as to the trustee - -

     (a) Name and address of each examining or supervising authority to which it is subject.

                     Name                                    Address

            Comptroller of the Currency                      Washington, D. C.

     (b)  Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.           AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

Item 16.            LIST OF EXHIBITS.

     Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

     Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

     Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

     Exhibit 4. By-Laws of First Trust of New York, National Association, incorporated herein by reference to Exhibit 4 of Form T-1 Registration No. 333-34113.

     Exhibit 5.  Not applicable.

     Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

     Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on June 30, 1997, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.  Not applicable.

     Exhibit 9.  Not applicable.

                                    SIGNATURE


                  Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of November, 1997.

                                                     FIRST TRUST OF NEW YORK,
                                                       NATIONAL ASSOCIATION



                                                     By:  /s/Glenn W. Andersen
                                                        ------------------------
                                                            Glenn W. Andersen
                                                            Vice President

                  FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                  AS OF 6/30/97

                                    ($000'S)

                                                                      6/30/97
                                                                      -------
ASSETS
     Cash and Due From Depository Institutions                        $35,121
     Federal Reserve Stock                                              3,490
     Fixed Assets                                                         802
     Intangible Assets                                                 77,269
     Other Assets                                                       5,921
                                                                      -------
TOTAL ASSETS                                                         $122,603
                                                                     ========


LIABILITIES
     Other Liabilities                                                  7,037
                                                                      -------
     TOTAL LIABILITIES                                                    703

EQUITY
     Common and Preferred Stock                                         1,000
     Surplus                                                          120,932
     Undivided Profits                                                 (6,367)
                                                                      -------
     TOTAL EQUITY CAPITAL                                             115,565

TOTAL LIABILITIES AND EQUITY CAPITAL                                 $122,603
                                                                      =======


To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, National Association



By:      /s/ Glenn W. Andersen
     ---------------------------
         Vice President

Date:    November 6, 1997